UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

INFINITY PROPERTY AND CASUALTY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 4th Avenue North, Birmingham, Alabama 35203

(Address of Principal Executive Offices)    (Zip Code)

(205) 870-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on February 13, 2018, Infinity Property and Casualty Corporation, an Ohio corporation (“Infinity”), and Kemper Corporation, a Delaware corporation (“Kemper”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Kemper, Vulcan Sub, Inc., an Ohio corporation and a wholly owned subsidiary of Kemper (“Merger Sub”), and Infinity. The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Infinity, with Infinity surviving as a wholly owned subsidiary of Kemper (the “Merger”).

A special meeting of the shareholders of Infinity relating to the proposed Merger was held on June 1, 2018. The matters submitted to shareholders at the meeting and the voting results with respect thereto were as follows:

Merger Agreement Proposal. The shareholders of Infinity voted upon and approved a proposal to adopt the Merger Agreement. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,977,341	12,753	4,471	N/A

Merger-Related Compensation Proposal. The shareholders of Infinity voted upon and approved, on an advisory, non-binding basis, certain compensation that may be paid or become payable to Infinity’s named executive officers that is based on or otherwise related to the Merger. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,892,406	97,267	4,892	N/A

Adjournment Proposal. Because a quorum was present at the meeting and the shareholders of Infinity entitled to exercise a majority of the voting power of Infinity approved the proposal to adopt the Merger Agreement, the vote was not called on the proposal to adjourn the meeting, for a period no longer than twenty (20) business days in the aggregate, for the absence of a quorum or to allow reasonable additional time to solicit proxies in favor of the proposal to adopt the Merger Agreement if there are insufficient votes at the time of the meeting or any adjournment or postponement thereof.

Item 8.01	Other Events.

On June 1, 2018, Infinity and Kemper issued a joint press release announcing the voting results of the proposal to adopt the Merger Agreement and the voting results of a proposal to approve the issuance of shares of Kemper common stock pursuant to the Merger Agreement presented at the annual meeting of the shareholders of Kemper. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may,” “could” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees or assurances of future performance. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining actual future results and financial condition. The general factors that could cause actual results and financial condition to differ materially from those expressed or implied include, without limitation, the following: (a) the satisfaction or waiver of the conditions precedent to the consummation of the proposed Merger involving Kemper, a wholly-owned subsidiary of Kemper and Infinity, including, without limitation, the receipt of regulatory approvals (including approvals, authorizations and clearance by insurance regulators necessary to complete such proposed Merger) on the terms desired or anticipated (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of such proposed Merger); (b) unanticipated difficulties or expenditures relating to such proposed Merger; (c) risks relating to the value of the shares of Kemper’s common stock to be issued in such proposed Merger; (d) disruptions of Kemper’s and Infinity’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed Merger, including, without limitation, the ability of the combined company to hire and retain any personnel; (e) legal proceedings that may be instituted against Kemper and Infinity in connection with such proposed Merger; and (f) those factors listed in annual, quarterly and periodic reports filed by Kemper and Infinity with the SEC, whether or not related to such proposed Merger.

Infinity assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this Current Report on Form 8-K or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures Infinity makes on related subjects in its filings with the SEC.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger involving Kemper, a wholly-owned subsidiary of Kemper and Infinity, among other things. In connection therewith, Kemper filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of Kemper and Infinity, and each of Kemper and Infinity may be filing with the SEC other documents regarding the proposed transaction. Kemper and Infinity commenced mailing of the definitive joint proxy statement/prospectus to Kemper’s shareholders and Infinity’s shareholders on April 30, 2018. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF KEMPER AND/OR INFINITY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents filed with the SEC by Kemper and Infinity through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Kemper are available free of charge under the “Investors” section of Kemper’s website located at http://www.kemper.com or by contacting Kemper’s Investor Relations Department at 312.661.4930 or investors@kemper.com. Copies of the documents filed with the SEC by Infinity are available free of charge under the “Investor Relations” section of Infinity’s website located at http://www.infinityauto.com or by contacting Infinity’s Investor Relations Department at 205.803.8186 or investor.relations@infinityauto.com.

Item 9.01	Other Events.

(d)	Exhibits:

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Kemper Corporation and Infinity Property and Casualty Corporation, dated June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

BY:	/s/ Samuel J. Simon
Samuel J. Simon
President and General Counsel

June 1, 2018